UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2012

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On July 26, 2012, Regal Entertainment Group (“Regal”) announced its financial results for its second fiscal quarter ended June 28, 2012.  A copy of the earnings release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as Exhibit 99.1.

Regal is also furnishing to the Commission as Exhibit 99.2 to this current report on Form 8-K certain other financial information for its last four completed fiscal quarters, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 8.01   Other Events.

On July 26, 2012, Regal’s board of directors declared a cash dividend in the amount of $0.21 per share of Class A and Class B common stock, payable on September 18, 2012 to the Class A and Class B common stockholders of record on September 10, 2012.

Item 9.01   Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: July 26, 2012	By:	/s/ David H. Ownby
Name: David H. Ownby
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02